ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated as of June17, 2010 (the “Escrow Agreement”), by and among Retailer Networks Inc., a New York Corporation having an address at 150 West 25th St, Suite 1203, New York, NY10001 (“Seller”), The OLB Group Inc., a Delaware Corporation having an address at 1120 Avenue of the Americas, New York, NY 10036-6700 (“Buyer”), and Transfer Online, Inc. 512 SE Salmon Street Portland, OR 97214 (“Escrow Agent”).

WHEREAS, Seller and Buyer have entered into and executed that certain agreement of sale to which this Escrow Agreement is an exhibit (the “Agreement;” capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement), pursuant to which Buyer has agreed to purchase, and Seller has agreed to sell, the assets of the Seller’s business;

WHEREAS, pursuant to the terms of the Agreement, upon the execution and delivery of the Agreement, Buyer is required to deliver 1,155,684 shares of common stock of The OLB Group (the “Escrow Deposit”), to Escrow Agent; and

WHEREAS, the parties hereto hereby agree that their respective rights to all amounts paid to Escrow Agent hereunder, and all earnings, if any, thereon, will be exclusively governed by the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Agreement herein, the parties agree as follows:

1.            Immediately upon the execution of this Escrow Agreement, Buyer has delivered the Escrow Deposit to Escrow Agent.

2.            Escrow Agent shall retain the Escrow Stock and store it safely and shall disburse the Escrow Deposit as provided for herein. Except as otherwise expressly provided herein, the Escrow Deposit shall be held by the Escrow Agent until the earliest to occur of the following events: (a) the parties hereto jointly instruct the Escrow Agent to dispose of the Escrow Deposit; (b) one party hereto delivers to Escrow Agent an order of a court of competent jurisdiction providing for the release of the Escrow Deposit; (c) one party hereto delivers to Escrow Agent a judgment in favor of such party for damages under the Agreement in a specified amount and which judgment provides (or a separate judgment provides) the value of the shares in the Escrow Deposit as of the date of such judgment for damages, in which case the Escrow Agent may release sufficient shares from the Escrow Deposit to satisfy such damages based upon such valuation of such shares; or (d) 180 days pass after the closing of the transaction under the Agreement and the Escrow Agent shall not have received notice of any claim under the Agreement, in which case the Escrow Agent may release the Escrow Deposit to Seller.

3.            Upon receipt of a written notice from Buyer and Seller to release the Escrow Deposit, to either Buyer or Seller, or as otherwise jointly directed by Buyer and Seller, the Escrow Agent shall promptly thereafter deliver the Escrow Deposit, as directed by Buyer and Seller.

4.           Should any party (other than Escrow Agent) institute any action or proceeding to enforce this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Escrow Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in connection with such action or proceeding and the enforcement of any judgment issued in connection therewith or settlement thereof. This provision is not intended to be applicable to Escrow Agent or payment of its counsel’s fees, which are specifically addressed in other provisions of this Escrow Agreement.

5.            Notwithstanding any other provision herein, Escrow Agent shall have the right but not the obligation to consult counsel and to require and receive such written certifications or instructions from any party hereto as Escrow Agent reasonably deems necessary or appropriate before taking any action hereunder.

6.            If any dispute concerning (a) receipt or disbursement of the assets then held hereunder and/or (b) this Escrow Agreement arises between any of the parties hereto, or if Escrow Agent is uncertain as to Escrow Agent’s obligations hereunder, Escrow Agent shall have the right but not the obligation to refrain from taking any action other than to continue to hold the assets then held hereunder in escrow until otherwise directed by a final order or judgment of a New York State Court or by a written agreement signed by the parties hereto.

7.            Escrow Agent may assume the genuineness of any document or signature which appears to Escrow Agent to be genuine (whether or not original or photocopy). Escrow Agent shall have no obligations other than those specifically set forth herein. Escrow Agent shall have no liability to any party hereto except with respect to actions or omissions taken or suffered by Escrow Agent in willful disregard of this Escrow Agreement or involving gross negligence and shall in no event be liable or responsible for any failure of the financial institution in which the Escrow Deposit is deposited to pay such amount at Escrow Agent’s direction.

8.            Escrow Agent shall not be obligated to, but may, institute legal proceedings of any kind that it deems in its reasonable judgment to be necessary or appropriate, including but not limited to a legal proceeding or action in a court of competent jurisdiction to determine Escrow Agent’s obligations hereunder or to seek permission to deposit the Escrow Deposit in court and be relieved of all further obligations hereunder.

9.            The signatories hereto acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience; that Escrow Agent shall not be deemed to be the agent of any of the parties; and that Escrow Agent shall not be liable to any of the parties hereto for any act or omission on Escrow Agent’s part unless taken or suffered in willful disregard of this Escrow Agreement or involving gross negligence.

10.           Any notice or other communication hereunder shall be sent by registered or certified mail, return receipt requested, or sent by an overnight express delivery service (e.g. Federal Express) or by messenger (requiring the signature of the recipient thereof), to the party for which intended at the address first stated above for that party or at such other address of which that party gives notice as provided herein with copies simultaneously sent by like delivery or fax to Escrow Agent. Notices shall be deemed given on the date said notice is received. Escrow Agent’s address for serving any notice or other communication hereunder on Escrow Agent is as first stated above (Attention: Seth Akabas, Esq.) and any such notice or communication shall be sent as provided in the preceding sentence.

11.           Escrow Agent may resign hereunder (i) upon 10 days’ written notice to the parties hereto, subject to the appointment of a substitute escrow agent by the parties hereto and the acceptance by the substitute escrow agent of such appointment, or (ii) following the petitioning of a court of competent jurisdiction seeking the appointment of a substitute escrow agent, upon the appointment by such court of a substitute escrow agent and the acceptance by such court appointed substitute escrow agent of such appointment, or (iii) upon the deposit of the escrowed assets, if any, then held by Escrow Agent with any court having jurisdiction.

12.           This Escrow Agreement shall terminate upon Escrow Agent’s delivery of the entire remaining balance of the escrowed assets then held hereunder or the transfer of such escrowed assets to a substitute escrow agent or a court of competent jurisdiction, in either case, pursuant to the terms and conditions of this Escrow Agreement, whether to the parties provided for herein, or in the case of the transfer of the remaining escrowed assets then held hereunder, to a substitute escrow agent or a court of competent jurisdiction or to such other persons as shall be lawfully entitled to same, whereupon Escrow Agent’s obligations, responsibilities and liability hereunder shall terminate.

13.           The signatories hereto acknowledge the fact that Escrow Agent, as a law firm, represents Seller and certain of its or their principals, and Buyer irrevocably waives any conflict of interest arising therefrom, and hereby consents to Akabas & Sproule acting as attorney on behalf of Seller, its or their principals and/or the Escrow Agent, including in a dual capacity, in any dispute as to the delivery of any documents and/or disbursement of escrowed assets or any other dispute between the parties relating to this Escrow Agreement, or otherwise, whether or not Escrow Agent is then in possession of the Escrow Deposit or earnings thereon, if any.

14.           Buyer and Seller, jointly and severally, hereby agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred by Escrow Agent, including reasonable attorneys’ fees, arising out of or in connection with any actions taken by it or any omission by it in connection with its duties pursuant to this Escrow Agreement, including attorneys’ fees, costs and expenses (in all cases, including legal fees at Akabas & Sproule’s then normal time rates attributable to defending itself) against any claim of liability hereunder or in bringing any action or proceeding (including, without limitation, the enforcement of any judgment issued in connection therewith or settlement thereof) required or permitted to be brought by it hereunder, except if incurred by reason of the gross negligence or willful misconduct of Escrow Agent. The provisions of this Section 14 shall survive the termination of this Escrow Agreement. Escrow Agent shall be entitled to compensation at its customary rates for all services and disbursements rendered or incurred by it under this Escrow Agreement; provided, that Seller shall not be responsible to pay any portion of any fee to Escrow Agent in connection with the Escrow Agent’s ordinary course of administration of the Escrow Deposit and its release upon the joint instructions of Seller and Buyer.

15.           This Escrow Agreement may not be changed, modified or terminated, nor may any provision hereof be waived, except by an agreement in writing executed by all of the parties hereto. This Escrow Agreement constitutes the entire understanding and agreement among the parties hereto in connection with the particular subject matter hereof, notwithstanding any prior understandings or agreements, oral or written, with respect to such subject matter.

16.           If any term or provision of this Escrow Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect any other provision of this Escrow Agreement or the application of the invalid provision in circumstances in which same would be valid, it being agreed that the provisions of this Escrow Agreement are severable.

17.           THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS ESCROW AGREEMENT OR THE SUBJECT MATTER HEREOF. EACH PARTY HERETO CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY AT ANY TIME AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 10. EACH PARTY HERETO, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS ESCROW AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. EACH PARTY HERETO, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

18.           This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

19            This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but, when taken together, shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

THE OLB GROUP INC.

By:
Name: Ronny Yakov
Title: CEO

RETAILER NETWORKS INC.

By:
Name: Craig Park
Title: CEO

Transfer Online, Inc, as Escrow Agent

By:
Name: